UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: October 7, 2005

(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-16538	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 SAN GABRIEL DRIVE SUNNYVALE, CALIFORNIA	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 7, 2005, M.D. Sampels informed Maxim Integrated Products, Inc. (the “Company”) that he will not run for re-election to the Board of Directors at the Annual Meeting of Stockholders to be held on November 10, 2005 and plans to resign from the Board immediately prior to the Annual Meeting of Stockholders. Mr. Sampels has been a director of the Company since its merger with Dallas Semiconductor Corporation in 2001, and prior to the merger, Mr. Sampels was a member of the board of directors of Dallas Semiconductor since 1982. The Company thanks Mr. Sampels for his hard work and diligent service over the years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Carl W. Jasper
Carl W. Jasper
Vice President and Chief Financial Officer

Date: October 12, 2005